UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2010

Investors Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-51557	22-3493930
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

101 JFK Parkway, Short Hills, New Jersey	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 924-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

                        Investors Bancorp, Inc. (“Company”), the holding company for Investors Savings Bank (“Bank”), issued a press release today that the Boards of Directors of Investors Bancorp, Inc. and Investors Savings Bank appointed current Vice Chairman Robert M. Cashill as the Chairman of the Boards. Mr. Cashill succeeds Chairman Patrick J. Grant who passed away in December 2009. The Company also announced the appointment of Rose Sigler as Lead Director of the Boards. Each of the Boards of Directors of Investors Bancorp, Inc. and Investors Savings Bank were reduced to ten members.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b) Not Applicable.

(c) Not Applicable

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated January 28, 2010, by Investors Bancorp, Inc., announcing appointments of Chairman and Lead Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: January 28, 2010	By:	/s/ Thomas F. Splaine Jr.
Thomas F. Splaine, Jr.
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated January 28, 2010, by Investors Bancorp, Inc., announcing appointments of Chairman and Lead Director.